                            SCHEDULE 14A INFORMATION

                                 (RULE 14a-101)


          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )


FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /


--------------------------------------------------------------------------------

Check the appropriate box:

/ / Preliminary Proxy Statement



/X/ Definitive Proxy Statement

/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                              ANALOG DEVICES, INC.

                (Name of Registrant as Specified In Its Charter)


                              ANALOG DEVICES, INC.

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:


/X/ Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                              ANALOG DEVICES, INC.


                               ONE TECHNOLOGY WAY

                       NORWOOD, MASSACHUSETTS 02062-9106

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 12, 1996


TO THE STOCKHOLDERS:


     The 1996 Annual Meeting of Stockholders of Analog Devices, Inc. (the "Company") will be held at the Hilton at Dedham Place, 95 Dedham Place, Dedham, Massachusetts 02026 on Tuesday, March 12, 1996 at 10:00 a.m. (Local Time) to consider and act upon the following matters:


        1. To elect three members of the Board of Directors to serve as Class III Directors for a term of three years.



        2. To approve an amendment to the Company's Articles of Organization increasing the number of authorized shares of Common Stock from 300,000,000 to 450,000,000 shares.



        3. To ratify and approve an amendment to the Company's 1988 Stock Option Plan to increase the number of shares available for issuance under the plan from 15,525,000 to 22,425,000.



        4. To ratify and approve an amendment to the Company's 1991 Restricted Stock Plan to increase the number of shares available for issuance under the plan from 1,575,000 to 2,025,000.



        5. To ratify the selection by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending November 2, 1996.



        6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


     Stockholders of record at the close of business on January 26, 1996 will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's Common Stock.

     All stockholders are cordially invited to attend the meeting.

                                            By order of the Board of Directors,


                                            PAUL P. BROUNTAS, Clerk



Norwood, Massachusetts



February 9, 1996


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                              ANALOG DEVICES, INC.



                               ONE TECHNOLOGY WAY



                       NORWOOD, MASSACHUSETTS 02062-9106


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS


                                 MARCH 12, 1996


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Analog Devices, Inc. (the "Company") for use at the 1996 Annual Meeting of Stockholders to be held on March 12, 1996 and at any adjournment of that meeting (the "Meeting"). All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Clerk of the Company.


     On January 26, 1996, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 114,751,916 shares of Common Stock of the Company, $.16 2/3 par value per share ("Common Stock"). Stockholders are entitled to one vote per share.



     The Company's Annual Report for the fiscal year ended October 28, 1995 is being mailed to stockholders concurrently with this Notice and Proxy Statement on or about February 9, 1996.


     All share and per share price information set forth in this Proxy Statement has been restated to give effect to the three-for-two stock split effected as a 50% Common Stock dividend declared on November 28, 1995 and distributed by the Company on January 3, 1996 to stockholders of record December 12, 1995.


VOTING SECURITIES AND VOTES REQUIRED


     The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the proposed amendment to the Company's Articles of Organization. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting at the Meeting is required for the approval of the other matters to be voted upon.

     Shares of Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and, except as described below, will also not be counted as votes cast or shares voting on such matter. To qualify under Rule 16b-3, which provides an exemption from Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for certain employee benefit plans, the approval of the amendments to the 1988 Stock Option Plan and 1991 Restricted Stock Plan must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Meeting. Therefore, for the purpose of qualifying such plans under Rule 16b-3 only, an abstention will be treated the same as a vote against such proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     Except as otherwise indicated, the following table sets forth information, as of December 31, 1995, regarding the ownership of the Company's Common Stock by (i) the stockholders known by the Company to own more than five percent of the outstanding shares of Common Stock; (ii) each director and nominee for director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group:


                                                                SHARES OF           PERCENTAGE
                                                                  COMMON                OF
                                                                  STOCK               COMMON
                      NAME AND ADDRESS                          BENEFICIALLY          STOCK
                     OF BENEFICIAL OWNER                         OWNED(1)         OUTSTANDING(2)
-------------------------------------------------------------   ----------             ----
5% Stockholders:
     FMR Corp................................................   14,885,550(3)          13.0%
       82 Devonshire Street
       Boston, MA 02109

Directors and Executive Officers:
     John L. Doyle...........................................       23,625(4)           *
     Jerald G. Fishman.......................................      283,171(5)           *
     Samuel H. Fuller........................................        2,625(6)           *
     Philip L. Lowe..........................................       40,816(4)           *
     Gordon C. McKeague......................................       32,625(7)           *
     Joel Moses..............................................       13,123(8)           *
     Ray Stata...............................................    2,842,617(9)           2.5%
     Lester C. Thurow........................................       32,623(10)          *
     William A. Martin.......................................       12,661(11)          *
     Brian P. McAloon........................................      106,921(12)          *
     Joseph E. McDonough.....................................      101,326(13)          *
All directors and officers as a group (11 persons)...........    3,492,133(14)          3.0%


---------------


   *Percentage is less than 1% of the total number of outstanding shares of Common Stock of the Company.


 (1) The number of shares of Common Stock beneficially owned by each person or entity is determined under rules promulgated by the Securities and Exchange Commission (the "Commission"). Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power, and also includes any shares which the person or entity has the right to acquire within 60 days after December 31, 1995. Unless otherwise indicated, each person or entity referred to above has sole voting and investment power with respect to the shares listed. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

 (2) Number of shares deemed outstanding includes 114,677,500 shares outstanding as of December 31, 1995, plus any shares subject to options held by the person or entity in question that are currently exercisable or exercisable within 60 days after December 31, 1995.

 (3) Represents shares beneficially owned as of October 28, 1995 based on information provided to the Company by FMR Corp. FMR Corp. has sole dispositive power with respect to all shares listed and sole voting power with respect to 83,700 of such shares.


 (4) Includes options for the purchase of 21,375 shares of Common Stock which are exercisable within 60 days after December 31, 1995.

 (5) Includes options for the purchase of 165,000 shares of Common Stock which are exercisable within 60 days after December 31, 1995.



 (6) Includes options for the purchase of 2,625 shares of Common Stock which are exercisable within 60 days after December 31, 1995.



 (7) Includes options for the purchase of 16,875 shares of Common Stock which are exercisable within 60 days after December 31, 1995.



 (8) Excludes 202 shares of Common Stock held by Mr. Moses' wife, as to which Mr. Moses disclaims beneficial ownership. Includes options held by Mr. Moses for the purchase of 10,125 shares of Common Stock which are exercisable within 60 days after December 31, 1995.



 (9) Excludes 566,608 shares of Common Stock held by Mr. Stata's wife, as to which Mr. Stata disclaims beneficial ownership. Includes 487,500 shares of Common Stock held in a charitable remainder unitrust. Also includes options for the purchase of 75,000 shares of Common Stock held by Mr. Stata which are exercisable within 60 days after December 31, 1995.



(10) Includes options for the purchase of 13,875 shares of Common Stock which are exercisable within 60 days after December 31, 1995.



(11) Includes options for the purchase of 9,000 shares of Common Stock which are exercisable within 60 days after December 31, 1995.



(12) Includes options for the purchase of 11,250 shares of Common Stock which are exercisable within 60 days after December 31, 1995.



(13) Includes options for the purchase of 14,250 shares of Common Stock which are exercisable within 60 days after December 31, 1995.



(14) Includes options for the purchase of 360,750 shares of Common Stock held by five officers and six outside directors which are exercisable within 60 days after December 31, 1995.


                             ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes, two of which consist of three directors each (Class I and Class III) and one of which consists of two directors (Class II). One class of directors is elected each year to serve for a three year term. Class I Directors were elected at the 1994 Annual Meeting of Stockholders; Class II Directors were elected at the 1995 Annual Meeting of Stockholders; and Class III Directors will be elected at the Meeting. In each case, members of each class will hold office until their successors have been duly elected and qualified.


     The nominees for Class III Directors, Messrs. Doyle, Fuller and Stata, are presently serving as directors of the Company. Mr. Doyle has been a director of the Company since 1987, Mr. Fuller has been a director since 1994 and Mr. Stata has been a director since 1965. The persons named in the enclosed proxy will vote for the election of each of the nominees for Class III Directors unless the proxy is marked otherwise or unless one or more nominees are unable or unwilling to serve. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable or unwilling to serve, the proxies may be voted for a substitute nominee designated by the Board of Directors or the Board of Directors may reduce the number of directors.


     The following table sets forth the name, age, length of service as a director of each member of the Board of Directors, including the nominees for Class III Directors, information given by each concerning all positions he holds with the Company, his principal occupation and business experience for the past five years and the names of other publicly-held companies of which he serves as a director. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of December 31, 1995, appears under the heading "Security Ownership of Certain Beneficial Owners and Management."



                        NOMINEES FOR CLASS III DIRECTORS



                  (TERMS EXPIRING AT THE 1999 ANNUAL MEETING)



     JOHN L. DOYLE, age 64, has been a director of the Company since 1987. Mr. Doyle is retired. He was employed formerly by the Hewlett-Packard Company where he served as the Executive Vice President of Business Development from 1988 through 1991; Executive Vice President, Systems Technology Sector from 1986 to 1988; Executive Vice President, Information Systems and Networks from 1984 to 1986; and Vice President, Research and Development, from 1981 to 1984. Mr. Doyle was Co-Chief Executive Officer of Hexcel Corp. from July 1993 to December 1993. Hexcel Corp. filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code in December 1993. He is a director of Xilinx, Inc.



     SAMUEL H. FULLER, age 49, has been a director of the Company since 1994. Mr. Fuller has served as Vice President of Research of Digital Equipment Corporation since 1983. Mr. Fuller is a member of the National Academy of Engineering and an IEEE Fellow.



     RAY STATA, age 61, has been a director of the Company since 1965. He has served as the Chairman of the Board of Directors and Chief Executive Officer since 1973 and as the President of the Company from 1971 to November 1991. He is a director of INSO Corporation.



                               CLASS I DIRECTORS



                   (TERMS EXPIRE AT THE 1997 ANNUAL MEETING)



     PHILIP L. LOWE, age 78, has been a director of the Company since 1973. Mr. Lowe is a principal of Philip L. Lowe and Associates, a management consulting firm, and a Trustee of MediTrust.



     JOEL MOSES, age 54, has been a director of the Company since 1982. Mr. Moses has been Provost of the Massachusetts Institute of Technology since June 1995. Mr. Moses was the Dean of the School of Engineering at the Massachusetts Institute of Technology from January 1991 to June 1995. He has been the D.C. Jackson Professor of Computer Science and Engineering at the Massachusetts Institute of Technology since September 1989 and was a Visiting Professor of Business Administration at Harvard University from September 1989 to June 1990. Mr. Moses was the Head of the Department of Electrical Engineering and Computer Science at the Massachusetts Institute of Technology from 1981 to 1989. He is a director of Coltec Industries, Inc.



     LESTER C. THUROW, age 57, has been a director of the Company since 1988. He is a Professor of Management and Economics at the Massachusetts Institute of Technology and, from 1987 to 1993, was the Dean of the Sloan School of Management at the Massachusetts Institute of Technology. Mr. Thurow is a director of Grupo Casa Autrey S.A. de CV.

                               CLASS II DIRECTORS



                   (TERMS EXPIRE AT THE 1998 ANNUAL MEETING)



     JERALD G. FISHMAN, age 50, has been a director of the Company since 1991. Mr. Fishman has been the President and Chief Operating Officer of the Company since November 1991 and served as Executive Vice President of the Company from 1988 to November 1991. He served as the Group Vice President-Components of the Company from 1982 to 1988. Mr. Fishman serves as a director of Augat, Inc., Kollmorgen Corporation and SQA, Inc.



     GORDON C. MCKEAGUE, age 69, has been a director of the Company since 1977. Mr. McKeague is self-employed. He was formerly employed by Amoco Corporation from 1957 to 1990, most recently as Vice President of Corporate Development, Amoco Technology Company.



BOARD AND COMMITTEE MEETINGS


     The Company has a standing Audit Committee which held five meetings during the fiscal year ended October 28, 1995. The members of the Audit Committee are currently Messrs. Doyle, Lowe, McKeague and Moses. The principal functions of the Audit Committee are to make recommendations to the Board of Directors regarding the selection, retention and termination, if necessary, of the Company's independent auditors; review the arrangements for and scope of the independent audits and the results of each audit; review the Company's internal auditing procedures; review any significant changes in accounting principles of the Company and any unusual, non-operating and/or non-recurring items; and review the compensation paid to the Company's independent auditors.

     The Company has a standing Compensation Committee, composed of Messrs. McKeague, Thurow and Fuller, which held five meetings during the fiscal year ended October 28, 1995. The principal functions performed by the Compensation Committee during this past fiscal year were recommendations to the Board of Directors as to compensation arrangements, including the granting of stock options and restricted stock awards to employees of the Company.

     During the fiscal year ended October 28, 1995, the Board of Directors of the Company held four meetings. All directors attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they respectively served. The Company does not have a nominating committee.


DIRECTORS' COMPENSATION



     Directors who are not employees of the Company earn directors' fees of $20,000 per year ($15,000 per year for the fiscal year ended October 28, 1995), plus $1,500 for attendance at each meeting of the Board and $1,000 for each committee meeting. For the fiscal year ended October 28, 1995, Mr. McKeague earned $31,000, Messrs. Doyle and Lowe each earned $26,000, Messrs. Moses and Thurow earned $25,000 and Mr. Fuller earned $24,000 in directors' fees.


     Directors who are not employees of the Company ("Nonemployee Directors") are entitled to participate in the Company's 1994 Director Stock Option Plan ("1994 Director Plan"). The 1994 Director Plan provides for the grant of an option for the purchase of 7,875 shares of Common Stock to each Nonemployee Director on December 7, 1994, or the date thereafter that the Nonemployee Director is first elected as a director, and the grant of three additional options for the purchase of 7,875 shares on each of the succeeding three anniversaries of the option grant date. Each option granted under the 1994 Director Plan has an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and becomes exercisable, subject to the optionee's continued service as a director of the Company, on a cumulative basis in three equal annual installments on the succeeding three anniversaries of the date of grant. On December 7, 1995, each of the Nonemployee Directors was granted an option for the purchase of 7,875 shares of Common Stock, at an exercise price of $23.75 per share. As of December 31, 1995, unexpired options for the purchase of a total of 94,500 shares of Common Stock have been granted under the 1994 Director Plan.

     Each current Nonemployee Director has received a one-time stock option grant under the Company's 1992 Director Stock Option Plan ("1992 Director Plan") for the purchase, at the fair market value on the date of grant, of 22,500 shares of Common Stock of the Company. The 1992 Director Plan terminated upon the adoption of the 1994 Director Plan by the stockholders at the 1995 Annual Meeting of Stockholders. Each option granted under the 1992 Director Plan becomes exercisable, subject to the optionee's continued service as a director of the Company, on a cumulative basis in three equal annual installments on each of the third, fourth and fifth anniversaries of the date of grant.


TRANSACTIONS WITH DIRECTORS


     In September 1991, the Company retained John L. Doyle, a director, as a consultant at such time and for such services as determined by the Chairman of the Company. Mr. Doyle receives $3,250 for each day of consulting services under this arrangement. During the fiscal year ended October 28, 1995, Mr. Doyle received $110,211 for his consulting services to the Company.


     The Company purchases certain products manufactured by Taiwan Semiconductor Manufacturing Company ("TSMC"). Mr. Morris Chang, Chairman of the Board of Directors of TSMC, was a director of the Company through January, 1995. The Company purchased an aggregate of approximately $11 million of products from TSMC through January 1995 of its last fiscal year. Substantially all of the products were purchased pursuant to open purchase orders containing the Company's standard terms and conditions of purchase. The Board of Directors reviewed the business arrangements between the Company and TSMC and determined that such arrangements were no less favorable to the Company than those that would be obtained from an unaffiliated third party.

EXECUTIVE COMPENSATION


  Summary Compensation

     The following table sets forth certain information concerning the compensation for each of the last three fiscal years of the Company's Chairman and Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as executive officers on October 28, 1995 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE


                                                                   LONG-TERM COMPENSATION
                                                                   ----------------------
                                                                           AWARDS
                                                   ANNUAL          ----------------------
                                                COMPENSATION       RESTRICTED
                                             ------------------      STOCK       OPTIONS/     ALL OTHER
             NAME AND                        SALARY      BONUS       AWARDS        SARS      COMPENSATION
        PRINCIPAL POSITION           YEAR    ($)(1)     ($)(1)       ($)(2)       (#)(3)        ($)(4)
----------------------------------   ----    -------    -------    ----------    --------    ------------
Ray Stata.........................   1995    630,611    566,830            0      202,500       10,500
  Chairman of the Board              1994    592,125    427,968            0      180,000(5)    10,500
  and Chief Executive                1993    537,026    242,994            0            0       16,509
  Officer
Jerald G. Fishman.................   1995    610,569    549,110            0      202,500(5)     1,161
  President and Chief                1994    573,287    414,589            0      180,000(5)    10,500
  Operating Officer                  1993    524,036    236,888            0            0       16,509
Brian P. McAloon..................   1995    297,922    185,160            0       78,750       10,500
  Vice President, Sales              1994    278,784    138,212      211,250       33,750       10,500
                                     1993    245,123     81,769            0            0       20,263
Joseph E. McDonough...............   1995    261,172    163,193            0       67,500       10,500
  Vice President,                    1994    237,202    120,018      211,250       22,500       12,841
  Finance, and Chief                 1993    214,667     71,449            0            0       17,735
  Financial Officer
William A. Martin(6)..............   1995    122,527     51,071            0       14,850       11,329
  Treasurer                          1994    111,173     29,391            0       11,250        9,583
                                     1993     98,824     18,934            0            0        7,608


---------------

(1) Amounts shown represent compensation earned by the Named Executive Officers in the fiscal years presented, including amounts contributed at the election of these officers to the Company's defined and deferred contribution plans.


(2) The value of restricted stock awards was determined by multiplying the fair market value of the Company's Common Stock on the date of grant by the number of shares awarded. As of October 28, 1995, the number and value of aggregate restricted stock holdings were as follows: 90,000 shares ($2,007,500) by Mr. Stata; 116,250 shares ($2,683,437) by Mr. Fishman;
    78,750 shares ($1,817,813) by Mr. McAloon and 67,500 shares ($1,558,125) by
    Mr. McDonough.


(3) Each option has an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and, generally, becomes exercisable, subject to the optionee's continued service as an employee of the Company, in three equal installments, on a cumulative basis on the third, fourth and fifth anniversaries of the date of grant (except as set forth in note (5) below).

(4) Amounts shown as "All Other Compensation" are amounts contributed or accrued by the Company for each fiscal year for the Named Executive Officers under the Company's defined contribution plan.

(5)Option is not exercisable until the fifth anniversary of the date of grant.



(6) Mr. Martin was elected an executive officer of the Company effective March 9, 1993. Salary reflected in the table includes compensation paid to Mr. Martin in all capacities during fiscal year 1993, 1994 and 1995.



  Option Grant Table



     The following table sets forth certain information regarding options granted during the fiscal year ended October 28, 1995 by the Company to the Named Executive Officers:



                     OPTION/SAR GRANTS IN LAST FISCAL YEAR



                                        INDIVIDUAL GRANTS
                            -----------------------------------------
                            NUMBER OF      PERCENT OF
                            SECURITIES       TOTAL                                        POTENTIAL REALIZABLE
                            UNDERLYING    OPTIONS/SARS                                 VALUE AT ASSUMED ANNUAL RATES
                             OPTIONS/      GRANTED TO                                        OF STOCK PRICE
                               SARS        EMPLOYEES      EXERCISE OR                         APPRECIATION
                             GRANTED       IN FISCAL      BASE PRICE     EXPIRATION         FOR OPTION TERM(4)
          NAME                (#)(1)        YEAR(2)        ($/SH)(3)        DATE          5% ($)       10% ($)
-------------------------   ----------    ------------    -----------    ----------     ----------    ----------
Ray Stata................     202,500          7.8%          13.67         12/09/04      1,740,890     4,411,758
Jerald G. Fishman........     202,500          7.8%          13.67         12/09/04      1,740,890     4,411,758
Brian P. McAloon.........      78,750          3.0%          13.67         12/09/04        677,013     1,715,683
Joseph E. McDonough......      67,500          2.6%          13.67         12/09/04        580,297     1,470,587
William A. Martin........      14,850          0.6%          13.67         12/09/04        127,665       323,528


---------------

(1) Represents options granted pursuant to the Company's 1988 Stock Option Plan. The option granted to Mr. Fishman first becomes exercisable in its entirety on the fifth anniversary of the date of grant. Options granted to Messrs. Stata, McAloon, McDonough and Martin become exercisable on a cumulative basis with respect to one-third of the shares subject to the option on each of the third, fourth and fifth anniversaries of the date of grant.

(2) Calculated based on an aggregate of 2,592,675 options granted under the Company's 1988 Stock Option Plan to employees during the fiscal year ended October 28, 1995.

(3) The exercise price is equal to the fair market value of the Company's Common Stock on the date of grant.

(4) Potential realizable value is based on an assumption that the market price of the stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the 10-year term. These values are calculated based on rules promulgated by the Commission and do not reflect the Company's estimate or projection of future stock prices. Actual gains, if any, on stock option exercises will be dependent upon the future performance of the price of the Company's Common Stock.


     On November 27, 1995, Messrs. Stata, Fishman, McAloon, McDonough and Martin were granted options to purchase 150,000, 225,000, 30,000, 30,000 and 15,000 shares of Common Stock of the Company, respectively, at an exercise price of $21.67, the fair market value per share on the date of grant. The option granted to Mr. Fishman first becomes exercisable in its entirety on the fifth anniversary of the date of grant. The options granted to Messrs. Stata, McAloon, McDonough and Martin become exercisable on a cumulative basis with respect to one-third of the shares subject to the option on each of the third, fourth and fifth anniversaries of the date of grant. In addition, Messrs. McDonough and McAloon were granted restricted stock awards of 15,000 shares each.

  Option Exercises and Year-End Values

     The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended October 28, 1995 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on October 28, 1995:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

                          AND FY-END OPTION/SAR VALUES



                                                                                            VALUE OF
                                                                   NUMBER OF              UNEXERCISED
                                                              UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                                              AT FISCAL YEAR-END       AT FISCAL YEAR-END
                                   SHARES                             (#)                    ($)(2)
                                  ACQUIRED        VALUE       -------------------     --------------------
                                 ON EXERCISE     REALIZED        EXERCISABLE/             EXERCISABLE/
             NAME                    (#)          ($)(1)         UNEXERCISABLE           UNEXERCISABLE
------------------------------   -----------     --------     -------------------     --------------------
Ray Stata.....................      28,047        347,465        75,000/532,500        1,402,000/7,175,000
Jerald G. Fishman.............      60,000        946,150        90,000/682,500       1,697,400/10,129,000
Brian P. McAloon..............       3,750         75,200        11,250/127,500          216,975/1,483,850
Joseph E. McDonough...........       3,000         35,160        14,250/108,750          275,695/1,297,975
William A. Martin.............      11,325        213,650          9,000/35,100            176,760/465,258


---------------


(1) Value represents the difference between the closing price of the Common Stock on the date of exercise and the exercise price, multiplied by the number of shares acquired on exercise.


(2) Value of unexercised in-the-money options represents the difference between the closing price of the Company's Common Stock on October 27, 1995 and the exercise price of the option, multiplied by the number of shares subject to the option.


SEVERANCE AND OTHER AGREEMENTS


     The Company has Employee Retention Agreements (the "Agreements") with each of its five current executive officers and with 34 additional key managers. The Agreements are automatically extended on an annual basis unless the Company provides at least three months' notice that the Agreements will not be extended. The Agreements provide for severance benefits if either (i) the employment of the employee is terminated by the Company (other than for cause or by reason of his death or disability) or by the employee for Good Reason (as defined in the Agreements) within 24 months after a Change in Control (as defined in the Agreements) which is approved by the Board of Directors; or (ii) the employment of the employee terminates or is terminated for any reason (other than for cause or by reason of his death or disability) within 12 months after a Change in Control which is not approved by the Board of Directors. Each Agreement provides that, in the event of a Potential Change in Control (as defined in the Agreements), the employee shall not voluntarily resign as an employee, subject to certain conditions, for at least six months after the occurrence of such Potential Change in Control.

     The Agreements provide for the following severance benefits: (i) a lump-sum payment equal to 200% of the sum of the employee's annual base salary plus the aggregate cash bonuses paid or awarded to him in respect of the four fiscal quarters preceding his termination (299% in the case of 13 of the 39 employees who are parties to such agreements, including Messrs. Stata, Fishman, McAloon and McDonough); and (ii) the continuation of life, disability, dental, accident and group health insurance benefits for a period of 24 months. In addition, to the extent that payments to the employee pursuant to his Agreement (together with any other payments or benefits, such as the accelerated vesting of stock options or restricted stock awards, received by the employee in connection with a Change in Control) would result in the triggering of the provisions of

Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Agreement provides for the payment of an additional amount such that the employee receives, net of excise taxes, the amount he would have been entitled to receive in the absence of the excise tax provided in Section 4999 of the Code.


     The Company's Employee Change in Control Severance Policy and Senior Management Change in Control Severance Policy provide each employee of the Company (other than those who are party to the Agreements) with a lump-sum severance payment, based on length of service with the Company, in the event of the termination of his or her employment under certain circumstances within 18 months after a Change in Control (as defined in such policies). Such severance payments range from a minimum of two weeks of annual base salary (for an hourly employee with less than five years of service) to a maximum of 104 weeks of base salary plus an amount equal to the aggregate cash bonuses paid or awarded to the employee in respect of the four fiscal quarters preceding termination (for a senior management employee with at least 21 years of service).


     On September 14, 1994, the Company amended the stock option grants and restricted stock awards previously made to Mr. Fishman, the Company's President, to provide that if the Company terminates Mr. Fishman's employment prior to September 15, 1999 for any reason other than cause, death or disability, all then unexercisable options and/or unvested restricted shares would become fully exercisable and vested.

     In addition to the foregoing agreements and policies, the Company's stock option and restricted stock plans provide for immediate vesting of all outstanding options and awards upon any Change in Control (as defined in such plans) of the Company.


REPORT OF THE COMPENSATION COMMITTEE


     The Company's executive compensation program is designed to attract, retain and reward executives who are responsible for leading the Company in achieving its business objectives. The Compensation Committee makes decisions each year regarding executive compensation, including annual base salaries, bonus awards and stock option grants and restricted stock awards. All executive officers are reviewed by the full Board of Directors. This report is submitted by the Compensation Committee and addresses the Compensation policies for fiscal 1995 as they affected Mr. Stata, in his capacity as Chairman of the Board and Chief Executive Officer of the Company, and other executive officers of the Company.

  Compensation Philosophy

     The Company's executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified and industrious employees. The Company's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.


     In executing its compensation policy, the Company seeks to relate compensation with the Company's financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to both the annual and long term performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and to that extent the Compensation Committee applies judgment in reconciling the program's objectives with the realities of retaining valued employees.

  Executive Compensation Program

     Annual compensation for the Company's executives consists of three principal elements -- base salary, cash bonus and stock options and restricted stock awards.


- CASH COMPENSATION


        Annual cash compensation consists of two elements -- base salary and bonus. In setting the annual cash compensation for Company executives, the Compensation Committee reviews compensation for comparable positions in a group of approximately 20 companies selected by the Committee for comparison purposes. Most of these companies are engaged in the manufacture and sale of semiconductor devices, instruments and computer software. The Company also regularly compares its pay practices with other leading companies through reviews of survey and proxy data.

        Increases in annual base salary are based on a review and evaluation of the performance of the operation or activity for which the executive has responsibility, the impact of that operation or activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside the Company.

        The cash bonus is tied directly to financial performance targets approved by the Board of Directors. The ratio of bonus ("variable" pay) to base salary ("fixed" pay) varies significantly across the levels in the organization to reflect the ability of the individual to impact the performance of the Company and to absorb the risk of variable pay. The cash bonus is dependent solely on corporate performance.


        All of the Company's employees, including its executive officers, participated in the Company's bonus plan (the "Bonus Plan") in fiscal 1995, except those employees on commission plans or in some non-U.S. locations. The purpose of the Bonus Plan is to recognize and reward the contribution of all employees in achieving the Company's goals and objectives. In fiscal 1995 the Bonus Plan provided for the payment of a semi-annual cash bonus based on the Company's attainment of specified Operating Profit Before Taxes ("OPBT") levels. No bonus is payable if the Company's performance falls below a predetermined OPBT threshold. To the extent OPBT exceeds this threshold, the bonus payments are increased. Each employee, including executives, is assigned a Bonus Target, calculated as a percentage of such employee's base earnings, determined by comparing competitive data and position. Depending on OPBT levels achieved, the cash bonus is paid as a multiple ("Bonus Factor") of the Bonus Target, ranging from zero to a maximum of two.



- EQUITY OWNERSHIP


        Total compensation at the executive level also includes long-term incentives afforded by stock options and restricted stock awards. The purpose of the Company's stock ownership program is to (i) reinforce the mutuality of long term interests between employees and the stockholders; and (ii) to assist in the attraction and retention of critically important key executives, managers and individual contributors, mostly engineers, who are essential to the Company's success.

        The design of the Company's stock programs includes long vesting periods to optimize the retention value of these options and to orient the Company's managers to longer term success. Generally, stock options vest one-third after three years from date of grant, two-thirds after four years and 100% after five years. Restricted stock awards vest 100% after five years. Generally, if employees leave the Company before these vesting periods, they forfeit the unvested portions of these awards. While the Company believes that these longer vesting periods are in the best interest of stockholders, they tend to increase the number of options outstanding compared to companies with shorter vesting schedules.

        The size of stock option awards is generally intended to reflect the significance of the executive's current and anticipated contributions to the Company. The exercise price of options granted by the Company is set at 100% of the fair market value per share on the date of grant. Prior to determining the November 1995 option grants to the Company's executives (as described below), the Compen-sation Committee reviewed survey information of the stock option programs of competitors and other companies with comparable capitalizations. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the price of the Company's Common Stock at any particular point in time. However, the decision as to whether such value will be realized through the exercise of an option in any particular year is primarily determined by each individual within the limits of the vesting schedule, and not by the Compensation Committee.



        The Company's 1991 Restricted Stock Plan provides for the award of restricted stock for a nominal, if any, purchase price. Shares purchased under the plan are subject, for a period of five years (the "Restricted Period"), to certain restrictions upon transfer and provisions relating to forfeiture in the event of termination of employment. If the employment of a recipient of an award is terminated prior to the end of the Restricted Period for any reason other than death or disability, all shares of Common Stock covered by the award shall be offered promptly for resale by the recipient to the Company at the original purchase price per share. Since the restricted shares are issued at nominal consideration, the entire value of the shares will constitute additional compensation to the individual at the time of vesting.



  Chairman and Chief Executive Officer Fiscal 1995 Compensation



     Mr. Stata, in his capacity as Chairman and Chief Executive Officer, is eligible to participate in the same executive compensation program available to the Company's other senior executives. The Compensation Committee has set Mr. Stata's total annual compensation, including compensation derived from the Company's bonus program and stock option program, at a level it believes to be competitive with other companies in the industry.


     During fiscal 1995, Mr. Stata's annual base salary was increased $27,300 from $546,000 to $573,300. He was awarded a fiscal 1995 bonus of $566,830 which represented 168% of his Bonus Target (based on 60% of his base salary received during fiscal 1995) and reflected the Company's attainment of OPBT of 16.8% for the entire fiscal year.

  Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company has limited the number of shares subject to stock options which may be granted to Company employees in a manner that complies with the performance-based requirements of Section 162(m). While the Committee does not currently intend to qualify the Bonus Plan as a performance-based plan, it will continue to monitor the impact of Section 162(m) on the Company.


                                            Compensation Committee,



                                            Gordon C. McKeague, Chairman

                                            Lester C. Thurow
                                            Samuel H. Fuller

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     The members of the Compensation Committee are Messrs. Gordon C. McKeague, Lester C. Thurow and Samuel H. Fuller.


STOCK PERFORMANCE GRAPH


     The following graph compares cumulative total stockholder return on the Company's Common Stock since October 31, 1990 with the cumulative total return for the Standard & Poor's 500 Index and the Standard & Poor's High Technology Composite Index. This graph assumes the investment of $100 on October 31, 1990 in the Company's Common Stock, the Standard & Poor's 500 Index and the Standard & Poor's High Technology Composite Index and assumes dividends are reinvested. Measurement points are at October 31 for each respective year.

                    COMPARISON OF FIVE YEAR TOTAL RETURN*
                AMONG ANALOG DEVICES, INC., THE S&P 500 INDEX
                    AND THE S&P HIGH TECH COMPOSITE INDEX



                                10/90           10/91           10/92         10/93           10/94           10/95
                                -----           -----           -----         -----           -----           -----

Analog Devices, Inc.......      100             163             209           387             622             942
S&P 500...................      100             133             147           169             175             222
S&P High Tech Composite...      100             126             127           158             192             290

---------------

* $100 invested on 10/31/90 in stock or index -- including reinvestment of dividends. Fiscal year ending October 31.

             APPROVAL OF AMENDMENT TO THE ARTICLES OF ORGANIZATION


     On December 6, 1995, the Board of Directors of the Company unanimously voted to recommend to the stockholders that the Company's Restated Articles of Organization be amended to increase the number of authorized shares of Common Stock from 300,000,000 to 450,000,000 shares. On November 28, 1995, the Board of Directors also declared a three-for-two split of the issued shares of the Company's Common Stock. The stock split was effected as a 50% Common Stock dividend paid by the Company on January 3, 1996 to stockholders of record December 12, 1995.


     The authorized Common Stock of the Company currently consists of 300,000,000 shares, $.16 2/3 par value per share, of which 114,677,500 shares were outstanding as of December 31, 1995, approximately 23,565,314 shares were reserved (assuming the approval of the amendments to the Company's 1988 Stock Option Plan and 1991 Restricted Stock Plan by the stockholders at the Meeting) for issuance pursuant to the Company's stock option plans, stock purchase plans and other employee benefit plans; 2,250,000 shares were reserved for issuance pursuant to an outstanding warrant agreement; 8,238,727 shares were reserved for issuance upon conversion of the Company's 3 1/2% Convertible Subordinated Notes due 2000; and 148,731,541 shares were reserved for issuance upon exercise of Rights in connection with the Company's Shareholder Rights Plan. The Board of Directors believes that the authorization of additional shares of Common Stock is desirable to provide shares for issuance in connection with possible future stock dividends, future financings, joint ventures, acquisitions or other general corporate purposes. However, there is no existing plan, understanding or agreement for the issuance of any shares of Common Stock with the exception of the shares of Common Stock available for issuance described above. If the amendment is adopted by the stockholders, the Board of Directors will have authority to issue shares of Common Stock without the necessity of further stockholder action. Holders of the Common Stock have no preemptive rights with respect to any shares which may be issued in the future.



BOARD RECOMMENDATION


     The Board of Directors believes the adoption of this amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the adoption of this proposed amendment.


                APPROVAL OF AMENDMENT TO 1988 STOCK OPTION PLAN



     The Board of Directors believes that the continued growth and success of the Company depends, in large part, upon its ability to attract, retain and motivate key employees. Accordingly, on December 6, 1995, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's 1988 Stock Option Plan (the "1988 Option Plan") to increase the number of shares of Common Stock available for issuance under the plan from 15,525,000 shares to 22,425,000 shares to ensure that the Company may continue to attract and retain key employees who are expected to contribute to the Company's growth and success. Of the 15,525,000 shares authorized for issuance under the 1988 Option Plan, options for the purchase of 14,773,046 shares of Common Stock, net of forfeitures, have been granted during the eight-year period since the adoption of the plan on December 16, 1987, leaving a balance of 751,954 shares of Common Stock reserved for future option grants. Upon approval of the amendment, the termination date of the plan will be extended from December 15, 1997 to December 15, 1999. See "Amendment and Termination of the 1988 Option Plan." The following is a summary of some of the principal terms of the 1988 Option Plan.



ELIGIBILITY, ADMINISTRATION AND GRANTS OF OPTIONS


     All key employees of the Company, including officers and directors who are key employees, are eligible to receive stock options under the 1988 Option Plan. Both incentive stock options intended to qualify under

Section 422 of the Code and nonstatutory stock options may be granted under the 1988 Option Plan. As of December 31, 1995, approximately 750 of 2,400 eligible employees were participating in the 1988 Option Plan.


     The 1988 Option Plan is administered by the Company's Compensation Committee which designates the optionees, exercise prices, dates of grant and terms of exercise. Unless otherwise determined by the Board of Directors, incentive and nonstatutory options issuable under the 1988 Option Plan expire no later than 10 years, and 10 years and 30 days, from the date of grant, respectively. Incentive stock options granted to any optionee holding 10% or more of the voting stock of the Company must expire by their terms within five years of the date of grant.



     No employee may be granted options to purchase more than 562,500 shares of Common Stock under the 1988 Option Plan during any fiscal year. Options may not be granted under the 1988 Option Plan at an exercise price that is less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding 10% or more of the voting stock of the Company). Options granted under the 1988 Option Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, by delivery to the Company of shares of Common Stock of the Company having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment.


     While the Company may grant options which become exercisable at different times or within different periods, the Company has generally granted options which become exercisable, subject to the optionee's continued service as an employee of the Company, on a cumulative basis in three equal annual installments, on the third, fourth and fifth anniversaries of the date of grant. The 1988 Option Plan provides that all options issued thereunder shall be immediately exercisable in full upon a Change in Control (as defined in the 1988 Option Plan).


AMENDMENT AND TERMINATION OF THE 1988 OPTION PLAN



     The Board of Directors may modify or amend the 1988 Option Plan in any respect without stockholder approval, except in the event that stockholder approval is required under the Code, with respect to incentive stock options, or under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") or under any applicable listing requirements.



     The plan currently provides that it will terminate upon the earlier of (a) December 15, 1997; or (b) the date on which all shares available for issuance under the plan shall have been issued pursuant to the exercise or cancellation of options granted under the plan. If the date of termination is determined under clause (a) above, options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options. Upon approval of the amendment, the plan will be amended to change the date in clause (a) above from December 15, 1997 to December 15, 1999 and, therefore, approval of the amendment shall be deemed to be approval to extend the termination date of the plan to December 15, 1999. The termination or any modification or amendment of the plan may not, without the consent of an optionee, affect the optionee's rights under an option previously granted.



WITHHOLDING TAXES


     The Company has the right to deduct from payments of any kind otherwise due to an optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the 1988 Option Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion in any particular case, the optionee may elect to satisfy such obligations, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option; or (b) by delivering to the Company shares of Common Stock already owned by the optionee.


OUTSTANDING OPTIONS



     As of December 31, 1995, there were outstanding under the Company's 1988 Stock Option Plan options to purchase 12,694,845 shares of Common Stock at a weighted average exercise price of $11.12 per share with expiration dates ranging from September 14, 1998 to December 12, 2005.



FEDERAL INCOME TAX CONSEQUENCES


     The following is a summary of the federal income tax treatment of incentive stock options and nonstatutory stock options. The tax consequences recognized by an optionee may vary; therefore, an optionee should consult his or her tax advisor for advice concerning any specific transaction.


  Incentive Stock Options



     No taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option granted under the 1988 Option Plan. The difference between the exercise price and the fair market value of the stock on the date of exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%. The alternative minimum tax is payable only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.



     Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (a) two years from the date of grant of the option; and (b) one year from the date of transfer of the purchased shares to the optionee (the "Statutory Holding Period"), any gain recognized by the optionee on the sale of such shares will be treated as capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to treat such increase as capital gain.



     If the optionee sells the shares prior to the expiration of the Statutory Holding Period, the optionee will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (a) the fair market value of the shares on the date of exercise less the option price; or (b) the amount realized on the disposition of the stock less the option price, and the Company will receive a corresponding business expense deduction equal to the amount of ordinary income recognized by the optionee, subject to Section 162(m) of the Code. The amount by which the proceeds of the sale exceeds the fair market value of the shares on the date of exercise will be treated as long-term capital gain if the shares are held for more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If an optionee sells the shares acquired upon exercise of an option at a price less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be long-term capital loss if the shares are held for more than one year prior to the sale and a short-term capital loss if the shares are held for a shorter period. Special rules may apply to options held by persons required to file reports under Section 16 of the Exchange Act.



  Nonstatutory Stock Options



     No taxable income is recognized by the optionee upon the grant of a nonstatutory option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, special rules may apply to options held by persons required to file reports under Section 16 of the Exchange Act. The

Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee, subject to Section 162(m) of the Code. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss and will be a long-term gain or loss if the shares are held for more than one year.


BOARD RECOMMENDATION


     The Board of Directors believes that the ratification and approval of the amendment to the 1988 Option Plan is in the best interests of the Company and its stockholders and recommends a vote FOR this proposal.

              APPROVAL OF AMENDMENT TO 1991 RESTRICTED STOCK PLAN


     The Board of Directors believes that the continued growth and success of the Company depends, in large part, upon its ability to attract, retain and motivate key employees. Accordingly, on December 6, 1995, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's 1991 Restricted Stock Plan (the "1991 Stock Plan") to increase the number of shares available for issuance under the plan from 1,575,000 shares to 2,025,000 shares to ensure that the Company may continue to attract and retain key employees who are expected to contribute to the Company's growth and success. Of the 1,575,000 shares authorized for issuance under the 1991 Stock Plan, awards for an aggregate of 1,305,000 shares of Common Stock, net of forfeitures, have been granted during the five-year period since the adoption of the plan on December 12, 1990, leaving a balance of 270,000 shares of Common Stock available for future awards. The termination date of the plan is December 11, 2000. See "Amendment and Termination of the 1991 Stock Plan." The following is a summary of certain provisions of the 1991 Stock Plan.



ELIGIBILITY, ADMINISTRATION AND GRANTS OF AWARDS


     Awards under the 1991 Stock Plan may be made only to persons who are determined by the Board of Directors to be key employees of the Company. The 1991 Stock Plan is administered by the Company's Compensation Committee. Subject to the conditions set forth in the 1991 Stock Plan, the Compensation Committee may establish rules and regulations relating to the plan, select the recipients of awards under the plan and determine the conditions of each award.


     The Compensation Committee determines the price, if any, at which shares of Common Stock are awarded to participants under the 1991 Stock Plan. The purchase price may vary among participants.



     Shares purchased under the 1991 Stock Plan are subject, usually for a period of five years (the "Restricted Period"), to certain restrictions ("Restricted Shares") upon transfer and provisions relating to forfeiture in the event of termination of employment. If the employment of a recipient of an award is terminated prior to the end of the Restricted Period for any reason other than death or disability, all Restricted Shares must be offered promptly for resale by the recipient to the Company at the original purchase price per share. If the employment of a recipient is terminated by death or disability within the Restricted Period, the awarded shares may be retained by the recipient or the recipient's estate.



     The Company may, in its discretion, waive its right to repurchase any shares which become forfeitable under the 1991 Stock Plan. In addition, the Company may impose upon the recipient of an award such other restrictions on the Restricted Shares awarded under the 1991 Stock Plan as the Board of Directors or Compensation Committee may deem advisable and in the best interests of the Company. The 1991 Stock Plan provides for the immediate termination of restrictions upon transfer and forfeiture provisions upon a Change in Control (as defined in the 1991 Stock Plan).



AMENDMENT AND TERMINATION OF THE 1991 STOCK PLAN


     The 1991 Stock Plan may at any time be terminated, modified or amended by a majority vote of the stockholders of the Company. The Board of Directors may at any time modify or amend the 1991 Stock Plan in any respect, except that, without stockholder approval, the Board of Directors may not make any amendment which would (a) cause the 1991 Stock Plan to no longer comply with Rule 16b-3 or (b) require stockholder approval under any applicable listing requirement. The termination or any modification or amendment of the plan may not, without the consent of a recipient of an award, affect the recipient's rights under an award previously made to the recipient. The Board of Directors may amend or modify the terms and provisions of the 1991 Stock Plan and of any outstanding award to the extent necessary to ensure the qualification of the 1991 Stock Plan under Rule 16b-3. The 1991 Stock Plan provides that unless it is sooner terminated by the Board of Directors or stockholders of the Company, it will terminate upon the earlier of (a) December 11, 2000 or (b) the date on which all shares available for issuance under the plan shall have been issued pursuant to the final vesting of awards granted under the plan. If the date of termination is determined under clause (a) above, awards outstanding on such date shall continue to have full force and effect in accordance with the provisions of the instruments evidencing such awards.



WITHHOLDING TAXES


     The Company has the right to deduct from payments of any kind due to the participant any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon any award under the 1991 Stock Plan. In addition, the plan provides that subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, a plan participant may elect to satisfy such withholding obligations, in whole or in part (a) by directing the escrow agent under the plan to forward to the Company a sufficient number of shares of Common Stock otherwise deliverable to the participant pursuant to a grant of an award or (b) by delivery to the Company shares of Common Stock already owned by the participant.


OUTSTANDING AWARDS



     As of December 31, 1995, 1,305,000 shares were outstanding pursuant to awards made under the 1991 Stock Plan.



FEDERAL INCOME TAX CONSEQUENCES



     Neither the Company nor award recipients realize any federal tax consequences at the time an award is granted under the 1991 Stock Plan unless the recipient makes an election under Section 83(b) of the Code. If the recipient makes an election under Section 83(b) within 30 days of the date of grant, the recipient will recognize ordinary income, for the year in which the award is received, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is made and the purchase price, if any, for the Common Stock. If the Section 83(b) election is not made, the award recipient must recognize ordinary income, at the time the forfeiture provisions and restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the shares at that time and the purchase price, if any. Upon a sale of the Common Stock acquired pursuant to an award, the recipient must recognize a capital gain or loss on the difference between his or her basis (the price paid plus any ordinary income previously recognized) and the sales price. If the recipient holds the stock for more than one year after vesting (or one year after the date of grant if the recipient makes an 83(b) election), he or she will recognize a long-term capital gain or loss. The Company will be entitled to deduct, as compensation expense, the same amount as the employee shall include as ordinary income, subject to the limitations of 162(m) of the Code. Such deduction shall take place in the Company's tax year which includes the last day (generally December 31) of the employee's tax year in which the income is recorded for federal tax purposes.



ACCOUNTING TREATMENT



     For accounting and reporting purposes, the Company charges to income as an expense the difference between the purchase price of Common Stock awarded under the 1991 Stock Plan and the fair market value of such Common Stock at the date of grant. The charge to income is allocated over the period during which the Common Stock is restricted and forfeitable. The tax benefit, if any, of the excess of the fair market value of such Common Stock at the date of vesting over the fair market value at the date of grant is credited directly to paid-in capital. If the fair market value of such Common Stock at the date of vesting is less than the fair market value at the date of grant, the difference is deducted from paid-in capital to the extent that tax benefits related to the 1991 Stock Plan or similar compensatory stock option, purchase or award plans have been credited to paid-in capital.



BOARD RECOMMENDATION


     The Board of Directors believes that the ratification and approval of the amendment to the 1991 Stock Plan is in the best interests of the Company and its stockholders and recommends a vote FOR this proposal.


1988 STOCK OPTION PLAN AND 1991 RESTRICTED STOCK PLAN BENEFITS


     The following table sets forth the benefits received by the Named Executive Officers, individually and as a group, by non-executive directors as a group and by non-executive officer employees as a group under each of the 1988 Stock Option Plan and 1991 Restricted Stock Plan during fiscal 1995.


                                                      1988 STOCK                  1991 RESTRICTED
                                                      OPTION PLAN                   STOCK PLAN
                                               -------------------------     -------------------------
                                                 DOLLAR         NUMBER         DOLLAR         NUMBER
                                               VALUE($)(1)     OF SHARES     VALUE($)(2)     OF SHARES
                                               -----------     ---------     -----------     ---------
Ray Stata
     Chairman of the Board and
     Chief Executive Officer...............            0         202,500              0             0
Jerald G. Fishman
     President and Chief Operating
     Officer...............................            0         202,500              0             0
Brian P. McAloon
     Vice President, Sales.................            0          78,750              0             0
Joseph E. McDonough
     Vice President, Finance and
     Chief Financial Officer...............            0          67,500              0             0
William A. Martin
     Treasurer.............................            0          14,850              0             0
Executive Group............................            0         566,100              0             0
Non-Executive Director Group...............            0               0              0             0
Non-Executive Officer Employee Group.......            0       2,026,575        212,208        15,000


---------------


(1) Represents the difference between the exercise price of options granted in fiscal 1995 and the fair market value of the underlying shares of Common Stock on the date of grant. On November 27, 1995, Messrs. Stata, Fishman, McAloon, McDonough and Martin were granted options to purchase 150,000, 225,000, 30,000, 30,000 and 15,000 shares of Common Stock of the Company, respectively, at an exercise price of $21.67, the fair market value per share on the date of grant.



(2) Represents the difference between the purchase price, if any, and the fair market value on the date of issuance, multiplied by the number of shares subject to the award. On November 27, 1995, Messrs. McDonough and McAloon were granted restricted stock awards of 15,000 shares each.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


     The Board of Directors, on the recommendation of its Audit Committee, has selected the firm of Ernst & Young LLP, independent auditors, as auditors of the Company for the fiscal year ending November 2, 1996. Although stockholder approval of the Board of Directors' selection of Ernst & Young LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board of Directors will reconsider its selection of Ernst & Young LLP.

     Representatives of Ernst & Young LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.


                                 OTHER MATTERS


     The Board of Directors does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. The Company has engaged Corporate Investor Communications, Inc. ("CIC") to assist with the solicitation of proxies. The Company expects to pay CIC less than $10,000 for such services. In addition to solicitations by mail, CIC and the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.


DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING



     Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company at its principal office in Norwood, Massachusetts not later than October 11, 1996 for inclusion in the proxy statement for that meeting.



                                            By Order of the Board of Directors,



                                            PAUL P. BROUNTAS, Clerk



February 9, 1996


     THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                 [FORM OF PROXY]

     PROXY

                              ANALOG DEVICES, INC.

               Annual Meeting of Stockholders - March 12, 1996

     The undersigned, revoking all prior proxies, hereby appoints Ray Stata, Jerald G. Fishman and Paul P. Brountas, and each of them, with full power of substitution, as proxies to represent and vote as designated hereon, all shares of stock of Analog Devices, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Hilton at Dedham Place, 95 Dedham Place, Dedham, Massachusetts 02026, on Tuesday, March 12, 1996 at 10:00 a.m.(Local Time) and any adjournment thereof.

     IN THEIR DESCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  (Continued and to be signed on reverse side)

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POST-PAID RETURN ENVELOPE.

                                                                     SEE REVERSE
                                                                         SIDE

     /X/  Please mark votes as in this example


     UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN FAVOR OR THE PROPOSALS SET FORTH BELOW.

1.   Election of Class III Directors (for all nominees except as marked below)

     NOMINEES: John L. Doyle, Samuel H. Fuller and Ray Stata

              FOR              WITHHELD
              / /                / /


                     --------------------------------------
                     For all nominees except as noted above

2. To approve an amendment to the Company's Articles of Organization increasing the number of authorized shares of Common Stock from 300,000,000 to 450,000,000 shares.

              / / FOR              / / AGAINST             / / ABSTAIN

3. To ratify and approve an amendment to the Company's 1988 Stock Option Plan to increase the number of shares available for issuance under the plan from 15,525,000 to 22,425,000.

              / / FOR              / / AGAINST             / / ABSTAIN

4. To ratify and approve an amendment to the Company's 1991 Restricted Stock Plan to increase the number of shares available for issuance under the Plan from 1,575,000 to 2,025,000.

              / / FOR              / / AGAINST             / / ABSTAIN


5. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending November 2, 1996.

              / / FOR              / / AGAINST             / / ABSTAIN

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

              / / FOR              / / AGAINST             / / ABSTAIN


     MARK HERE FOR                 MARK HERE IF YOU
     ADDRESS CHANGE                PLAN TO ATTEND
     AND NOTE AT LEFT / /            THE MEETING / /

     Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

Signature:                                        Date:
          -------------------------------------        ---------------------

Signature:                                        Date:
          -------------------------------------        ---------------------

                              ANALOG DEVICES, INC.

                             1988 STOCK OPTION PLAN

1.   Purpose.

     The purpose of this plan (the "Plan") is to secure for Analog Devices, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by key employees of the Company and its parent and subsidiary corporations who are expected to contribute to the Company' future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company.

2.   Type of Options and Administration.

     (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or non-statutory options which are not intended to meet the requirements of Section 422A.

     (b) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

     (c) Grant of Options to Directors. With respect to the participation of any director in the Plan, his selection as a participant and the number of option shares to be allocated to such director shall be determined either (i) by the Board of Directors, of which a majority, as well as a majority of the directors acting in the matter, shall be "disinterested persons" (as hereinafter defined) or (ii) by, or only in accordance with, the recommendations of a committee of three or more persons having full authority to act in the matter, of which all members shall be "disinterested persons". For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of paragraph (d)(3) of Rule 16b-3 of the Securities and Exchange Commission (or any successor rule), as such term is interpreted from time to time.

3.   Eligibility.

     Options shall be granted only to persons who are, at the time of grant, key employees (including officers and directors who are employees) of the Company. No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the requirements of paragraph (b) of
Section 11 are satisfied. The attribution of stock ownership provisions of
Section 425(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

4.   Stock Subject to Plan.

     Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,600,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.   Forms of Option Agreements.

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors.

6.   Purchase Price.

     (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in paragraph (b) of Section 11, and (ii) in the case of a non-statutory option, the exercise price shall not be less than 50% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option.

     (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, by delivery to the Company of shares of Common Stock of the Company having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined in accordance with the terms of the applicable option agreement.

7.   Option Period.

     Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine, but, in the case of Incentive Stock Options, in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of options described in paragraph (b) of Section ii) and, in the case of non-statutory options, in no event after the expiration of ten years plus 30 days from the day on which the option is granted, and in either case, shall be subject to earlier termination as provided in the Plan.

8.   Exercise of Options.

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of
Section 7 above.

9.   Nontransferability of Options.

     No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the optionee, the option shall be exercisable only by such person.

10.  Effect of Termination of Employment.

     No option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that if and to the extent the option agreement or instrument so provides:

     (a) the option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement);

     (b) if the optionee dies while in the employ of the Company, the option may be exercised in full by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

     (c) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the option may be exercised in full within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement);

provided, however, that in no event may any option be exercised after the expiration date of the option. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

11.  Incentive Stock Options.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

     (a) Dollar Limitation. Incentive Stock Options granted to any employee under the Plan (and any other incentive stock option plans of the Company shall not, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 425(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

         (ii) The option exercise period shall not exceed five years from the date of grant.

12.  Additional Provisions.

     (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, make or arrange for loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

     (b) Acceleration. The Board of Directors may, in its sole discretion, accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised.

13.  Compliance With Securities Laws.

     Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

14.  Rights as a Shareholder.

     The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.  Adjustments.

     (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

     (b) Adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.  Reorganization.

     (a) In the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company s outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provided that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 425(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization, liquidation, sale or transfer unless exercised by the optionee within a specified number of days following the date of such notice, or (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent exercisable) and
(B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

     (b) The Company may grant options under the Plan in substitution for options held by employees of another corporation who currently become employees of the Company, or a subsidiary of the Company, and the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17.  No Special Employment Rights.

     Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time of such absence.

18.  Other Employee Benefits.

     The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.  Amendment of the Plan.

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) increase the maximum number of shares which may be issued under the Plan (except for adjustments specifically provided in the Plan), or (c) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422A of the Code.

20.  Withholding.

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion in any particular case or cases, the optionee may elect to satisfy such obligations, in whole or in part,
(i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so withheld or delivered shall have a fair market value equal to the amount of such withholding obligation. The fair market value of the shares used to satisfy such. withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     (b) Notwithstanding the foregoing, in the case of an optionee subject to the reporting requirements of Section 16(a) of the Exchange Act, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under such Act.

21.  Cancellation and New Grant of Options.

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled options.

22.  Effective Date and Duration of the Plan.

     (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

                                         Adopted by the Board of Directors on
                                         December 16, 1987.

                                         Approved by the Stockholders
                                         on March 8, 1988.

                              ANALOG DEVICES, INC.



                       Amendment to 1988 Stock Option Plan


     The 1988 Stock Option Plan of Analog Devices, Inc. is hereby amended by adding the following new Section 23 at the end thereof:

     "23. Change in Control.

          (a) Notwithstanding any other provision to the contrary in this Plan, in the event of a Change in Control (as defined below), all options outstanding as of the date such Change in Control occurs shall become exercisable in full, whether or not otherwise exercisable in accordance with their terms.

          (b) A "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of December 13, 1988, constitute the Board of Directors of the Company (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets."

                                        Adopted by the Board of Directors on
                                        December 14, 1988

                                ANALOG DEVICES, INC.

                     Second Amendment to 1988 Stock Option Plan



     The 1988 Stock Option Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 19 thereof, is hereby amended as follows:

A. Section 4 of the Plan is amended to increase by 1,800,000 the number of shares of Analog Devices, Inc. Common Stock, $.16 2/3 par value per share, subject to the Plan, so that as amended (and taking into account all stock splits and stock dividends distributed through December 12, 1990), said Section 4 shall read as follows:

     "4. Stock Subject to Plan. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 3,400,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan."

B. Section 19 of the Plan is deleted in its entirety and replaced with the following:

"19. Amendment of the Plan.

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under (i) Section 422A of the Code or any successor provision with respect to Incentive Stock Options or (ii) under Rule 16b-3 or any successor rule ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or (iii) under any applicable listing requirements, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422A of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or any successor rule."

     The foregoing amendment shall take effect upon the approval by the stockholders of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.



                                         Adopted by the Board of Directors
                                         December 12, 1990

                              ANALOG DEVICES, INC.

                    Third Amendment to 1988 Stock Option Plan



     The 1988 Stock Option Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 19 thereof, is hereby amended as follows:

     Section 4 of the Plan is amended to increase the number of shares of Analog Devices, Inc. Common Stock, $.16 2/3 par value per share, subject to the Plan, so that as amended (and taking into account all stock splits and stock dividends distributed through December 9, 1992), said Section 4 shall read as follows:

     "4. Stock Subject to Plan. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 6,900,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan."

     Section 6(a) of the Plan is amended to require that all options granted under the plan have an exercise price of not less than 100% of fair market value of such stock on the date of grant, so that as amended, said Section 6(a) should read as follows:

     "6. Purchase Price.

     (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of fair market value in the case of Incentive Stock Options described in Paragraph (b) of Section 11."

     The foregoing amendment shall take effect upon the date approved by the Board of Directors, subject to ratification and approval by the stockholders of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.



                                         Adopted by the Board of Directors
                                         December 9, 1992

                              ANALOG DEVICES, INC.

                   Fourth Amendment to 1988 Stock Option Plan

     The 1988 Stock Option Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 19 thereof, is hereby amended as follows:

     Section 4 of the Plan is hereby amended to include a provision related to
Section 162(m) of the Internal Revenue Code so that, as amended (and effective January 5, 1995, taking into account all stock splits and stock dividends distributed through January 4, 1995), Section 4 will read in its entirety as follows:

     "4. Stock Subject to Plan. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 10,350,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. The number of shares of Common Stock for which stock options may be granted under this Plan to any one employee during any fiscal year shall not exceed 375,000 shares."

     The foregoing amendment shall take effect upon the date approved by the Board of Directors of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.

                                             Adopted by the Board of Directors
                                             December 7, 1994

                              ANALOG DEVICES, INC.

                    Fifth Amendment to 1988 Stock Option Plan

     The 1988 Stock Option Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 19 thereof, is hereby amended as follows:

     Section 4 of the Plan is amended to increase the number of shares of Analog Devices, Inc. Common Stock, $.16 2/3 par value per share, subject to the Plan, so that as amended (and taking into account all stock splits and stock dividends distributed through January 3, 1996), said Section 4 shall read as follows:

     "4. Stock Subject to Plan. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 22,425,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. The number of shares of Common Stock for which stock options may be granted under this Plan to any one employee during any fiscal year shall not exceed 562,500 shares."

     The foregoing amendment shall take effect upon the date approved by the Board of Directors, subject to ratification and approval by the stockholders of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.

                                     Adopted by the Board of Directors
                                     December 6, 1995

                              ANALOG DEVICES, INC.
                           1991 RESTRICTED STOCK PLAN


1.   Purpose.

     The purpose of the 1991 Restricted Stock Plan (the "Plan") is to secure for Analog Devices, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by key employees of the Company who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include any subsidiaries of the Company. For purposes of the Plan, the term "subsidiary" means a corporation fifty percent (50%) or more of whose voting securities are directly or indirectly owned by the Company. A copy of the Plan is available from the Treasurer's Department. For more information about the Plan, and its administrators, please contact the Director of Corporate Communications, One Technology Way, P.O. Box 9106, Norwood, MA 02062-9106, telephone (617) 329-4700.

2.   Administration and Awards.

     (a) Administration. Awards (as defined below) granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company and shall meet the requirements of Section 5 of the Plan. The Plan shall be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion make awards for the purchase of shares of the Company's common stock, $.16 2/3 par value per share ("Common Stock"), pursuant to Section 5. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective Awards, and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by or consistent with law or regulation (including without limitation Rule 16b-3 of the Securities Exchange Act of 1934 or any successor rule ("Rule 16b- 3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee. In addition, to the full extent permitted by or consistent with law or regulation (including without limitation Rule 16b-3), the Board of Directors or such Committee may delegate authority to the President of the Company to make Awards to employees of the Company who are not officers or directors of the Company.

     (b) Grant of Awards to Directors. The selection of a director as a participant and the size of an Award to such director shall be determined by the Board of Directors, of which a majority, as well as a majority of the directors acting in the matter, shall be "disinterested persons" (as hereinafter defined). For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 as such term is interpreted from time to time.

3.   Eligibility.

     Awards under the Plan may be made only to persons who are determined by the Board of Directors to be key employees of the Company. The term "employees" shall include officers and directors who are full-time employees of the Company as well as other full-time employees of the Company.

4.   Stock Subject to Plan.

     Subject to adjustment as provided in Section 8 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 700,000 shares. Such shares may be (i) authorized and unissued shares or
(ii) issued and thereafter acquired by the Company or (iii) subject to the requirements of 16b-3, tendered back to the Company or withheld by the Company for tax withholding obligations pursuant to Section 12. Any shares of Common Stock subject to an Award which are not purchased by the recipient of the Award, or which are purchased by the recipient of the Award but later repurchased by the Company in accordance with the terms of the Award or the Plan, shall again be available for purposes of the Plan.

5.   Awards.

     (a) Restricted Stock Award. A restricted stock award ("Award") shall consist of the sale and issuance by the Company of shares of Common Stock, and purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the Award and in this Plan.

     (b) Execution of Award. As a condition to an Award under the Plan, each recipient of an Award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such Award.

     (c) Price. The Board of Directors shall determine the price, if any, at which shares of Common Stock shall be awarded to recipients under the Plan. The purchase price, if any, may vary among the participants. The Board of Directors may, in its discretion, issue shares under the Plan without payment of any cash purchase price by the recipients or issue shares at a purchase price below the then fair market value. If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the Award is accepted by the recipient.

     (d) Number of Shares. The Award shall specify the number of shares of Common Stock granted thereunder.

     (e) Ownership of Shares. Each recipient of an Award shall have, after delivery to him or her or to an escrow agent (the "Escrow Agent") on his behalf of a certificate or certificates for the number of shares of Common Stock awarded, absolute ownership of such shares including the right to vote them and to receive dividends on the shares, subject, however, to the risk of forfeiture and the terms, conditions and restrictions described in the Plan and in the instrument evidencing the grant of the Award.

     (f) Restrictions on Transfer. In addition to such other terms, conditions and restrictions upon Awards as shall be imposed by the Board of Directors, all shares issued pursuant to an Award shall be subject to the following restrictions:

          (1) All shares of Common Stock subject to an Award (including any shares issued pursuant to paragraph (g) of this Section 5) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the Award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period".

          (2) In the event that a recipient's employment with the Company is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, for any reason other than death or total disability (as determined by the Company) of the recipient, the Company shall have the right and option for a period of ninety (90) days following such termination of employment to elect to buy for cash that number of the shares of Common Stock purchased under the Award as to which the restrictions on transfer and the forfeiture provisions contained in the Award had not lapsed at the time of such termination, at a price equal to the price per share originally paid by the recipient. If such termination of employment occurs within the Restricted Period, and there are less than ninety (90) days remaining in the Restricted Period, the prohibition against any sale, assignment, transfer or other disposition of the recipient's Common Stock, provided in subparagraph (f)(1) of this Section 5, shall continue to apply until the expiration of the Company's 90-day option period set forth in this subparagraph (f)(2).

          (3) If such recipient's employment is terminated within the Restricted Period by reason of his death or total disability, the Company's right to repurchase shares issued to such recipient under the Plan shall cease and terminate at the time of such death or disability; and such shares, from and after the date of such death or disability, shall no longer be restricted by the provisions of subparagraph (f)(1) of this Section 5 and may thereafter, subject to compliance with law, be sold, assigned, transferred or otherwise disposed of during the balance of the Restricted Period.

          (4) Notwithstanding subparagraphs (1), (2) and (3) above, the Board of Directors may, in its discretion, either at the time that an Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this Section 5(f) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an Award at the time of such Award, such other restrictions on any shares of Common Stock issued pursuant to such Award as the Board may deem advisable and in the best interests of the Company and its shareholders.

     (g) Additional Shares. Any shares received by a recipient of an Award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such Award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such Award.

     (h) Transfers in Breach of Award; Repurchased Shares. If any transfer of shares purchased pursuant to an Award is made or attempted contrary to the terms of the Plan and of such Award, the Board of Directors shall have the right to purchase those shares for the account of the Company from the owner thereof or his transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable Award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer was made or attempted. Any shares which the Board of Directors elects to repurchase under the Plan for the account of the Company shall be tendered to the Company by the delivery of certificates therefor, duly endorsed in blank, at the Company's principal office on the date and at the time specified by the Board of Directors. Payment for repurchased shares shall be made by the Company at the time of delivery of the certificate(s) representing the repurchased shares.

     (i) Resale Restrictions. Certain officers of the Company, who may be deemed to be "affiliates", may resell shares of the Company's Common Stock purchased under the Plan only subject to certain restrictions imposed by the Securities Act of 1933 and Rule 144 promulgated thereunder. In addition, in order to obtain the benefits of Rule 16b-3, certain officers of the Company, who may be deemed to be "insiders" under Rule 16b-3 may not sell any shares of the Company's Common Stock for at least six months after the date an award is granted. Any officer purchasing shares under the Plan should consult with legal counsel prior to doing so.

     (j) Additional Award Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any Award granted under the Plan.

6.   General Restrictions.

     (a) Investment Representations. The Company may require any person to whom an Award is made, as a condition of purchasing the shares subject to such Award or exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Certificates for shares of Common Stock delivered pursuant to Awards shall bear the following legend:

          "The shares of Common Stock represented by this certificate are subject to forfeiture, prohibition against transfer or assignment and certain other restrictions set forth in the 1991 Restricted Stock Plan of Analog Devices, Inc. and in the Restricted Stock Award dated as of 19__ granted by Analog Devices, Inc. to the owner of this certificate. A copy of the 1991 Restricted Stock Plan and the above-described Restricted Stock Award are available for inspection, without charge, at the offices of Analog Devices, Inc."

     (b) Compliance with Securities Laws. Each Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualifications.

7.   Rights as a Shareholder.

     The recipient of an Award shall have no rights as a shareholder with respect to any shares covered by the Award until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.   Adjustment Provisions.

     (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, or if the Company shall distribute any substantial amount of its assets with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in the maximum number and kind of shares reserved for issuance under the Plan.

     (b) Adjustments under this Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9.   No Special Employment Rights.

     Nothing contained in the Plan or in any Award shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the recipient. Whether an authorized leave of absence, or absence, or absence in military or government service shall constitute termination of employment shall be determined by the Company at the time of such absence.

10.  Other Employee Benefits.

     The value of an Award granted to an employee or the sale of shares received pursuant to an Award will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

11.  Amendment of the Plan.

     The Plan may at any time be terminated, modified or amended by the holders of a majority of the then outstanding voting shares of the Company. The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not make any amendment which would (i) cause the Plan to no longer comply with Rule 16b-3 or any successor to the foregoing or (ii) require shareholder approval under any applicable listing requirement. The termination or any modification or amendment of the Plan shall not, without the consent of a recipient of an Award, affect his or her rights under an Award previously made to him or her. With the consent of the recipient of the Award, the Board of Directors may amend outstanding Awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or any successor rule.

12.  Withholding.

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the participant any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon any Award under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the participant may elect to satisfy such obligations, in whole or in part, (i) by directing the Escrow Agent to forward to the Company a sufficient number of shares of Common Stock otherwise deliverable by the Escrow Agent to the participant pursuant to the grant of an Award or (ii) by delivering to the Company shares of Common Stock already owned by the participant. The shares so delivered by the Escrow Agent or the participant shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A participant who has made an election pursuant to this Section 12(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     (b) Notwithstanding the foregoing, in the case of any persons who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 or any successor rule under the Exchange Act.

     (c) If the recipient of an Award under the Plan elects, in accordance with
Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the Award.

13.  Effective Date and Duration of the Plan.

     (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors and approved by the Company's shareholders.

     (b) Termination. Unless sooner terminated by the Board of Directors or shareholders of the Company, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary on the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the final vesting of Awards granted under the Plan. If the date of termination is determined under (i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

14.  Change in Control.

     (a) Notwithstanding any provision to the contrary in this Plan, in the event of a Change in Control (as defined below), all of the Company's rights to repurchase outstanding shares issued to participants in the Plan prior to the occurrence of such Change in Control shall cease and terminate as of the date such Change in Control occurs; and such shares, from and after such date, shall no longer be restricted by the provisions of Section 5 of the Plan.

     (b) A "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the

Exchange Act, (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of December 12, 1990, constitute the Board of Directors of the Company (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination of election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

15.  Provisions for Foreign Participants.

     The Board of Directors may, without amending the Plan, modify Awards granted to participants who are foreign nationals or employed outside the United States to recognize differences in tax, securities, currency laws, rules, regulations or customs of such foreign jurisdictions.

                       Adopted by the Board of Directors on December 12, 1990.

                       Approved by Stockholders on March 12, 1991.

                              ANALOG DEVICES, INC.

                  First Amendment to 1991 Restricted Stock Plan


     The 1991 Restricted Stock Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 11 thereof, is hereby amended as follows:

     1. Section 2(b) is hereby deleted in its entirety and replaced with the following paragraph:

     "(b) Grant of Awards to Directors and Officers. The selection of a director or officer as a participant and the size of an Award to such director or officer shall be determined by the Board of Directors, of which all members acting in the matter, shall be "disinterested directors" (as hereinafter defined) or by a committee of two or more disinterested persons. For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 as such term is interpreted from time to time."

     The foregoing amendment shall take effect upon the approval by the Board of Directors of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.

                                            Adopted by the Board of Directors
                                            September 16, 1991

                       ANALOG DEVICES, INC.

          Second Amendment to 1991 Restricted Stock Plan

     The 1991 Restricted Stock Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 11 thereof, is hereby amended as follows:

     Section 4 of the Plan is amended to increase the number of shares of Analog Devices, Inc. Common Stock, $.16 2/3 par value per share, subject to the Plan, so that as amended (and taking into account all stock splits and stock dividends distributed through January 3, 1996), said Section 4 shall read as follows:

     "4. Stock Subject to Plan. Subject to adjustment as provided in Section 8 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 2,025,000 shares. Such shares may be (i) authorized and unissued shares or (ii) issued and thereafter acquired by the Company or (iii) subject to the requirements of 16b-3, tendered back to the Company or withheld by the Company for tax withholding obligations pursuant to
Section 12. Any shares of Common Stock subject to an Award which are not purchased by the recipient of the Award, or which are purchased by the recipient of the Award but later repurchased by the Company in accordance with the terms of the Award or the Plan, shall again be available for purposes of the Plan."

     The foregoing amendment shall take effect upon the date approved by the Board of Directors, subject to ratification and approval by the stockholders of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.

                                             Adopted by the Board of Directors
                                             December 6, 1995

FIDELITY INSTITUTIONAL
RETIREMENT SERVICES COMPANY
--------------------------------------------------------------------------------
A DIVISION OF FIDELITY INVESTMENTS
INSTITUTIONAL SERVICES COMPANY, INC.

                                                      82 DEVONSHIRE STREET
                                                      BOSTON, MA 02109-3614


                           THE INVESTMENT PARTNERSHIP
                             OF ANALOG DEVICES, INC.

                     NOTICE TO BENEFICIARIES OF THE INVESTMENT
                   PARTNERSHIP OF ANALOG DEVICES, INC. OF THE 1996
                ANNUAL MEETING OF ANALOG DEVICES, INC. STOCKHOLDERS

         The Investment Partnership (TIP) (the "Plan") of Analog Devices, Inc. (the "Company") provides, in part, that Fidelity Management Trust Company, the Trustee under the Plan (the "Trustee"), shall obey the directions, if any, of the beneficiaries of the Plan with respect to any voting rights pertaining to their respective interests in shares of the Company's Common Stock held in the Analog Devices Stock Fund of the Plan.

         The Annual Meeting of Stockholders will be held on Tuesday, March 12, 1996 at 10:00 a.m. (Eastern Standard Time) at the Hilton at Dedham Place, One Allied Drive, Dedham, Massachusetts, for the following purposes:

         1. To elect three members of the Board of Directors to serve as Class III Directors for a term of three years;

         2. To approve an amendment to the Company's Articles of Organization increasing the number of authorized shares of Common Stock from 300,000,000 to 450,000,000 shares;

         3. To ratify and approve an amendment to the Company's 1988 Stock Option Plan to increase the number of shares available for issuance under the plan from 15,525,000 to 22,425,000;

         4. To ratify and approve an amendment to the Company's 1991 Restricted Stock Plan to increase the number of shares available for issuance under the plan from 1,575,000 to 2,025,000;

         5. To ratify the selection by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending November 2, 1996; and

         6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The enclosed Proxy Statement describes the matters to be acted upon at the meeting and contains information required to be disclosed in connection with the solicitation of proxies for the meeting. The enclosed proxy card identifies, in addition to any shares you may own of record in your own name, the number of shares of the Company's Common Stock in the Analog Devices Stock Fund that you may direct the Trustee to vote on your behalf. The proxy card should be signed and returned in the enclosed envelope to The First National Bank of Boston (the "Bank"). The Bank will notify the Trustee of the manner in which you have voted your shares on the proxy card. The Trustee will vote the shares held in the Analog Devices Stock Fund in your account within the Plan in the manner directed on the proxy card. If the Bank does not receive a signed proxy card from you by 5:00 p.m. Eastern Standard Time on March 6, 1996, there will be no assurance that the Trustee will be able to follow your instructions. If you fail to timely submit your proxy card to the Bank, the Trustee will vote your shares of Common Stock held in the Analog Devices Stock Fund of the Plan in the same manner, proportionally, as it votes the other shares of Common Stock for which proper and timely voting instructions of other Plan participants have been received by the Trustee. With respect to any other business which may be properly brought before the meeting that was not specified in the Proxy Statement, the Trustee or its proxy may vote on such matters as it deems advisable in its discretion.

         In order for the Trustee to compute and tabulate participants' instructions prior to the meeting and thus to insure that your shares of Common Stock will be voted pursuant to your instructions, you must complete, sign, date and return the accompanying proxy card, using the enclosed envelope, to the Bank no later than March 6, 1996. While the Trustee will attempt to honor instructions on proxy cards received by the Bank after March 6, 1996, and prior to the date of the meeting, there can be no assurance that such shares will be voted according to your instructions. Accordingly, if you do not return your proxy card at all or if your proxy card is received too late for the necessary procedures to be followed, your shares of Common Stock held in the Analog Devices Stock Fund of the Plan will be voted for you in the manner described above. You cannot vote your shares of Common Stock beneficially owned in the Plan in person at the meeting. You may, however, vote in person any shares of Common Stock you own of record in your name.

         The Board of Directors of the Company believes it is important that employee-stockholders and beneficiaries of the Plan feel free to express their opinions on matters to be acted upon by the stockholders independently from any connection with their employment status. The Board of Directors and the Trustee will not attempt to discover the manner in which any individual employee-stockholder has voted or in which any individual beneficiary of the Plan has instructed the Trustee to vote. Individual proxy cards received by the Bank and the Trustee will be held in complete confidence and will be used only for the purposes of determining how your shares of Common Stock will be voted.

         The Trustee has been advised by the Company that all beneficiaries of the Plan should have received a copy of the Company's Annual Report prior to the receipt of this notice. If, for any reason, you have not received an Annual Report or if you wish to have an additional copy, please write, call (617-329-4700) or visit Analog Devices, Inc.'s office at One Technology Way, P.O. Box 9106, Norwood, Massachusetts 02062-9106, and a copy will be provided to you free of charge.

         The number of shares indicated on the enclosed proxy card (if you own shares in your own name, the Plan shares will be identified separately) is that represented by your interest in the Analog Devices Stock Fund of the Plan as of January 26, 1996. If you have any questions about the manner in which this number was computed or about any other matter in this notice, please contact Kathleen Pittman, Benefits Manager of Analog Devices, Inc. Please be advised that the Trustee cannot undertake to advise you concerning your decision. If you have any procedural questions or need a new proxy card, please contact Kathleen Pittman, Benefits Manager of Analog Devices, Inc.

         All Beneficiaries of the Plan are extended a cordial invitation to attend this meeting.

                                       By:  Fidelity Management Trust
                                            Company, Trustee for The Analog
                                            Devices, Inc. Investment
                                            Partnership